UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a -101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14 (a) of the Securities
Exchange Act of 1934 (Amendment No.__)

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

THE GLENMEDE PORTFOLIOS
_______________________________________________________________
(Name of Registrant as Specified in Its Charter/Declaration of Trust)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE GLENMEDE FUND, INC.
Absolute Return Portfolio, Core Fixed Income Portfolio, Government Cash Portfolio,
International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio (Advisor Shares and Institutional Shares), Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, Total Market Long/Short Portfolio, and
U.S. Emerging Growth Portfolio

THE GLENMEDE PORTFOLIOS
Muni Intermediate Portfolio and New Jersey Muni Portfolio

200 Clarendon Street
Boston, Massachusetts 02116
(800) 442-8299

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a joint special meeting of shareholders (the “Meeting”) of The Glenmede Fund, Inc. (the “Company”) and The Glenmede Portfolios (the “Trust”, and collectively with the Company, the “Funds”) will be held on February 26, 2007 at 10:30 a.m., Eastern time, at the offices of Glenmede Investment Management L.P., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103.

The Meeting is being held for the following purposes, which are more fully described in the accompanying Proxy Statement dated January 29, 2007:

1.	To elect eight (8) Directors/Trustees of the Funds.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Funds’ independent registered public accounting firm for the fiscal year ending October 31, 2007.

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on January 12, 2007 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. The accompanying Proxy Statement contains more information about the proposals referred to above. Each shareholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, we urge you to fill in, sign and promptly return the enclosed proxy card in order that the Meeting can be held and a maximum number of shares may be voted.

Your vote is important, no matter how many shares you own. To avoid the cost of follow up solicitation and a possible adjournment, please read the enclosed Proxy Statement and COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY 12:00 P.M. EST ON February 23, 2007.

The Glenmede Fund, Inc.
By order of the Board of Directors,

The Glenmede Portfolios
By order of the Board of Trustees,

/S/ Michael P. Malloy
Michael P. Malloy
Secretary
January 29, 2007

THE GLENMEDE FUND, INC.
Absolute Return Portfolio, Core Fixed Income Portfolio, Government Cash Portfolio,
International Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Philadelphia International Fund, Small Cap Equity Portfolio (Advisor Shares and Institutional Shares), Strategic Equity Portfolio, Tax-Exempt Cash Portfolio, Total Market Long/Short Portfolio, and
U.S. Emerging Growth Portfolio

THE GLENMEDE PORTFOLIOS
Muni Intermediate Portfolio and New Jersey Muni Portfolio

200 Clarendon Street
Boston, Massachusetts 02116
(800) 442-8299

PROXY STATEMENT
January 29, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Board of Directors of The Glenmede Fund, Inc. (the “Company”) and the Board of Trustees of The Glenmede Portfolios (the “Trust”, and collectively with the Company, the “Funds”) (individually and together, the “Board”) to be voted at the joint special meeting of shareholders of the Funds to be held on February 26, 2007, at 10:30 a.m., Eastern time, or at any adjournment thereof (the “Meeting”), at the offices of Glenmede Investment Management L.P., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. It is expected that the Notice of Meeting, this Proxy Statement, and proxy cards will be mailed to shareholders on or about January 29, 2007.

Voting Matters

Only shareholders of record on January 12, 2007 (the “Record Date”) are entitled to be present and to vote at the Meeting. Each full share is entitled to one (1) vote and each fractional share is entitled to a proportionate fractional vote. Shares of the Funds’ investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”) issued and outstanding as of the Record Date are indicated in the following table:

Portfolio	Number of Shares
Glenmede Fund, Inc.
Absolute Return Portfolio	2,902,523.930
Core Fixed Income Portfolio	18,504,559.224
Government Cash Portfolio	876,890,756.810
International Portfolio	46,673,229.797
Large Cap 100 Portfolio	8,768,368.354
Large Cap Growth Portfolio	2,953,368.302
Large Cap Value Portfolio	4,406,780.731
Philadelphia International Fund	25,299,869.120
Small Cap Equity Portfolio
Advisor Shares	13,577,636.018
Institutional Shares	1,808.268
Strategic Equity Portfolio	4,683,328.117
Tax-Exempt Cash Portfolio	686,727,219.840

Total Market Long/Short Portfolio	761,452.658
U.S. Emerging Growth Portfolio	4,844,955.423
Glenmede Portfolios
Muni Intermediate Portfolio	2,227,795.089
New Jersey Muni Portfolio	1,672,342.549

A quorum for the transaction of business at the Meeting for each Fund is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of such Fund. The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is properly executed and returned accompanied by instructions to withhold authority or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of the proposals described in this Proxy Statement.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the original Meeting without notice, except announcement at the Meeting. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If such a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any such adjournment(s). A shareholder vote may be taken on some matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval.

A shareholder may revoke the accompanying proxy at any time before its use by submitting to the applicable Fund a written revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and electing to vote in person. Attendance at the Meeting alone will not serve to revoke the proxy.

The Board knows of no business other than that specifically mentioned in the Notice of Joint Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Proxy Solicitation

The solicitation of proxies will be primarily by the mail, but may include personal interview, telephone, electronic or oral communication by officers and service providers of the Funds, who will not be paid for these services. The Funds have retained ADP Investor Communication Services, Inc. to assist in the distribution of proxy materials, at an estimated cost of $29,222. All costs associated with the preparation, filing and distribution of the proxy materials, the solicitation, and the Meeting will be borne by the Portfolios.

Shareholders also have the opportunity to submit their voting instructions by the Internet. To record your vote by the Internet, access the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. The Internet vote recording procedures are designed to authenticate shareholder identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If you vote by the Internet, you need not return the proxy card by mail. Proxies recorded by the Internet may be revoked at any time before they are voted in the same manner that proxies by mail may be revoked.

Reports to Shareholders

Each Fund prepares and mails to its shareholders copies of its financial reports on a semi-annual basis. Each Fund will furnish to its shareholders upon request, without charge, copies of its Annual Report, containing audited financial statements for the fiscal year ended October 31, 2006. Requests for such Annual Report should be directed to the applicable Fund at 200 Clarendon Street, Boston, Massachusetts 02116, or by calling, toll-free, (800) 442-8299. The Annual Report is not to be regarded as a proxy soliciting material.

Summary of Proposals

The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders that are being solicited with respect to each proposal.

Proposal	Shareholders Solicited
1. To elect eight (8) Directors/Trustees.	Shareholders of all Portfolios of each Fund will vote together and not separately by Portfolio or share class.
2. To ratify the appointment of PricewaterhouseCoopers LLP as the Funds’ independent registered public accounting firm for the fiscal year ending October 31, 2007.	Shareholders of all Portfolios of each Fund will vote together and not separately by Portfolio or share class.
3. To transact such other business as may properly come before the Meeting.	Shareholders of the Portfolios, voting together or as separate Portfolios or share class of each Fund, as the circumstances may dictate.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ELECTION OF DIRECTORS/TRUSTEES AND RATIFICATION OF APPOINTMENT OF THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INTRODUCTION

The Glenmede Fund was organized as a Maryland corporation on June 30, 1988, and the Glenmede Portfolios was organized as a Massachusetts business trust on March 3, 1992. Each Fund is registered with the Securities and Exchange Commission (“SEC”), under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.

PROPOSAL 1: ELECTION OF DIRECTORS/TRUSTEES

At the Meeting, shareholders will be asked to elect the eight (8) persons who will constitute the entire Board of Directors/Trustees of each Fund (each, a “Nominee” and collectively, the “Nominees”). If elected, each Nominee will hold office and serve until his/her successor has been duly elected or appointed, until such Nominee dies or retires, or until his/her earlier resignation or removal. Normally, annual meetings of shareholders to elect directors/trustees will be held only as required by the 1940 Act, Maryland or Massachusetts law, as applicable.

Four of the Nominees, H. Franklin Allen, Ph.D., Willard S. Boothby, Jr., Francis J. Palamara and G. Thompson Pew, Jr., are current members of the Board. All have served as Trustees of Glenmede Portfolios since its organization in 1992, and were elected by consent of the Trust’s sole shareholder on May 29, 1992. Messrs. Boothby, Palamara and Pew have served as Directors of the Glenmede Fund since its organization in 1988, and were most recently elected by the Company’s shareholders on October 30, 1989. Dr. Allen has served as a Director of Glenmede Fund since March 5, 1991, when he was appointed by the other Directors. The remaining Nominees, Susan W. Catherwood, William L. Cobb, Jr., Gail E. Keppler and Harry Wong, were nominated to serve as Directors/Trustees of each Fund at a regular meeting of the Funds’ Board held on June 7, 2006 and have not been elected by shareholders.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of each Nominee. If approved by shareholders of a Fund, each Nominee will serve as a member of the Board of that Fund. Each of the Nominees has consented to being named in this Proxy Statement and to serving on the Board if elected. However, if any Nominee should become unavailable for election, due to events not known or anticipated, the persons named as proxies will vote for such other nominee(s) as the current Board may recommend.

If the Nominees are elected by shareholders, 75% of the Board’s members will be independent or disinterested persons within the contemplation of the 1940 Act (an “Independent Director” or an “Independent Trustee”). A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of either Fund, as that term is defined in the 1940 Act (“Independent Nominee”). Two Nominees, Susan W. Catherwood and G. Thompson Pew, Jr., are considered to be “interested persons” of the Funds (each an “Interested Nominee”), because of their affiliations with Glenmede Trust Company, N. A. (“Glenmede Trust”), the parent company of the Funds’ investment advisor, Glenmede Investment Management L.P. (“GIM”) and their stock ownership in The Glenmede Corporation, of which GIM is an affiliate.

The table below contains the names and ages of the Nominees, position and length of service with the Funds, principal occupation during the past five years, any other directorships held by each Nominee and number of Portfolios in the Funds that each Nominee will oversee if elected. Unless otherwise indicated, the address of each Nominee is 200 Clarendon Street, Boston, Massachusetts 02116.

Name and Age	Positions with the Funds and Time Served	Principal Occupations(s) During Past 5 Years	Other Director-ships Held	Number of Portfolios in Fund Complex Overseen

Interested Nominees

Susan W. Catherwood Age: 63	Director/Trustee Nominee
Director (since 1988) and Member of the Investment Review/Relationship Oversight Committee (since 2001) and Compensation Committee (since 1993), Glenmede Trust; Director, The Glenmede Corporation (since 1988); Board Member, The Pew Charitable Trusts; Charter Trustee, The University of Pennsylvania; Chairman Emeritus, The University Museum of The University of Pennsylvania; Member, The Women’s Committee and Penn Museum Board of Overseers of The University of Pennsylvania; Chairman of the Board of Managers, The Christopher Ludwick Foundation; Vice Chairman of the Board of Directors, Executive Service Corps of the Delaware Valley; Director: Monell Chemical Senses Center, United Way of Southeastern Pennsylvania, Thomas Harrison Skelton Foundation and The Catherwood Foundation; Board Member, Fellow and Finance Committee Chairperson, College of Physicians of Philadelphia; Member of Advisory Committee, Women Matter, Inc; Former Director, The Glenmede Trust Company of New Jersey (1993-2002).
			None	15

G. Thompson Pew, Jr. Age: 63	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992) Chairman of the Funds (since June 2006)	Director and Member of the Relationship Oversight Committee and Executive Committee, and Chairman of the Compensation Committee, Glenmede Trust; Former Director, Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal and Officer, Philadelphia Investment Banking Co.; Former Director and Officer, Valley Forge Administrative Services Company.	None	15

Independent Nominees

H. Franklin Allen, Ph.D. Age: 50	Director of Glenmede Fund (since March 1991) and Trustee of Glenmede Portfolios (since May 1992)	Nippon Life Professor of Finance, and Professor of Economics, The Wharton School of The University of Pennsylvania; Professor of Finance and Economics from 1990-1996; Vice Dean and Director of Wharton Doctoral Programs from 1990-1993. Employed by The University of Pennsylvania since 1980.	None	15

Willard S. Boothby, Jr. Age: 85	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992)	Former Director, Getty Oil Corp.; Former Director, Georgia-Pacific Corp.; Former Chairman and Chief Executive Officer, Blyth Eastman Dillon & Co., Inc.; Former Managing Director, Paine Webber, Inc.; Former Chairman, U.S. Securities Industry Association.	None	15

William L. Cobb, Jr. Age: 59	Director/Trustee Nominee	Executive Vice President and Chief Investment Officer, The Church Pension Fund (defined benefit plan for retired clergy of the Episcopal Church) (since 1999); Vice Chairman, J.P. Morgan Investment Management (1994-1999), Member, Investment Committee, The Minister and Missionaries Benefit Board of the American Baptist Church and the Wenner-Gren Foundation.	None	15

Gail E. Keppler Age: 60	Director/Trustee Nominee	Co-CEO/COO TVG, Inc. (pharmaceutical marketing consulting) (1992-2002).	None	15

Francis J. Palamara Age: 81	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992)	Former Chief Operating Officer, The New York Stock Exchange; Former Trustee, Gintel Fund; Former Director, XTRA Corporation; Former Director and Executive Vice President-Finance. ARAMARK, Inc.	None	15

Harry Wong Age: 58	Director/Trustee Nominee	Managing Director, BIO-IB, LLC (healthcare investment banking) (since 2004); Managing Director, Long Point Advisors, LLC (business consulting) (since 2003); Senior Managing Director, ABN AMRO (investment banking) (1990-2002); Adjunct faculty member, Sacred Heart University (2003-Present).	None	15

For information regarding the officers of the Funds, see Appendix A to this Proxy Statement.

Board and Standing Committee Meetings

The Board is responsible for the overall management and supervision of the Funds’ affairs. During the fiscal year ended October 31, 2006, the Directors/Trustees met four times. Each of the current Directors/Trustees then in office attended at least 75% of the meetings of the Board. The Funds do not require attendance by Directors/Trustees at annual meetings of shareholders.

Audit Committees. Each current Director/Trustee serves on the Audit Committees of the Board of Directors of Glenmede Fund and the Board of Trustees of the Glenmede Portfolios. The Audit Committees operate under a written charter approved by the Board. The purposes of the Audit Committees include overseeing the accounting and financial reporting processes of the Funds and the audits of the Funds’ financial statements. Accordingly, the Committees assist the Board in it oversight of (i) the integrity of the Funds’ financial statements; (ii) the independent accountants’ qualifications and independence; and (iii) the performance of the Funds’ internal audit function and independent accountants. The Audit Committees met two times during the fiscal year ended October 31, 2006. Each Audit Committee member then in office attended at least 75% of the Audit Committee meetings held during this period.

Nominating Committees. Each current Independent Director/Trustee serves on the Nominating Committees of the Board of Directors of Glenmede Fund and the Board of Trustees of the Glenmede Portfolios. The Nominating Committees are responsible for considering candidates for election to the Board in the event a position is vacated or created. The Nominating Committees evaluate candidates’ qualifications for board membership, including their independence from the Portfolios’ investment advisor and other principal service providers, and the potential effects of any other relationship that might impair the independence of a candidate. Persons selected to serve as independent directors/trustees must not be “interested persons” of the Fund as defined by the 1940 Act. Other specific qualifications shall be based on the needs of the Board at the time of the nomination. The Nominating Committees will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committees in care of the Funds’ Secretary at Drinker Biddle & Reath LLP, One Logan Square, Broad and Cherry Streets, Philadelphia, PA 19103, and must include, at a minimum, such individual’s written consent to be named in the proxy statement (if nominated) and to serve as a director or trustee (if elected) and all information relating to such person that is required to be disclosed in solicitation of proxies for the election of directors or trustees under the Securities Exchange Act of 1934, as amended. No nominee recommendations have been received from a shareholder within the past 120 days. The Funds have not paid a fee to third parties to assist in finding nominees. The Nominating Committees assess shareholder nominees in the same manner they review their own nominees. The Nominating Committees met two times during the fiscal year ended October 31, 2006. Each Nominating Committee member then in office attended at least 75% of the Nominating Committee meetings held during this period. A copy of the combined Nominating Committee Charter is not available on the Fund’s website, and is attached to this Proxy Statement as Appendix B.

Each Nominee has been recommended for election by the Nominating Committees and the Boards of Directors/ Trustees of the Funds. Each Nominee who is not currently a Director/Trustee of the Funds was recommended to the Nominating Committees by directors or officers of Glenmede Trust.

Valuation Committees. Each current Director/Trustee serves on the Valuation Committees of the Board of Directors of Glenmede Fund and the Board of Trustees of the Glenmede Portfolios. The Valuation Committees determine, in consultation with the Funds’ administrator and advisors, the fair value of certain securities pursuant to procedures adopted by the Board. The Valuation Committees did not meet during the fiscal year ended October 31, 2006.

Directors’/Trustees’ Compensation

Effective January 1, 2007, the Glenmede Fund pays each Board member an annual fee of $34,000 plus $1,250 for each Board meeting attended and reimbursement for out-of-pocket expenses incurred in attending Board meetings. The Chairman of the Audit Committee receives an annual fee of $2,000. The Glenmede Portfolios pays each Board member an annual fee of $1,000 per year and reimbursement for out-of-pocket expenses incurred in attending Board meetings. Prior to 2007, the annual fee paid to each Board member of the Glenmede Fund was $24,000. The Funds generally hold concurrent Board meetings. Board members receive no compensation as members of the Audit, Valuation or Nominating Committees. The officers of the Funds receive no compensation as officers from the Funds.

Set forth in the table below is the compensation received by current Board members for the fiscal year ended October 31, 2006.

Name of Person, Position*	Aggregate Compensation from Glenmede Fund	Aggregate Compensation from Glenmede Portfolios	Pension or Retirement Benefits Accrued as Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds
Interested Board Members

G. Thompson Pew, Jr., Director/Trustee	$ 30,407	$1,000	None	None	$31,407
Independent Board Members

H. Franklin Allen, Ph.D., Director/Trustee	$29,000	$1,000	None	None	$30,000

Willard S. Boothby, Jr., Director/Trustee	$29,706	$1,000	None	None	$30,706

Francis J. Palamara, Director/Trustee	$33,273	$1,000	None	None	$34,273
____________
*	Each of Mmes. Catherwood and Keppler, and Messrs. Cobb and Wong did not serve as Directors/Trustees during the fiscal year ended October 31, 2006.

Nominees Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Nominee in the Portfolios as of the Record Date, unless otherwise noted.

Name of Nominee	Dollar Range of Equity Securities in each series of each Fund	Aggregate Dollar Range of Equity Securities in All Series of the Funds (Registered Investment Companies)

Interested Nominees
Susan W. Catherwood	None		None

G. Thompson Pew, Jr.			Over $100,000
	Government Cash Portfolio	$1-$10,000
	International Portfolio	Over $100,000
	Large Cap 100 Portfolio	Over $100,000
	Strategic Equity Portfolio	Over $100,000
	Tax-Exempt Cash Portfolio	Over $100,000
	U.S. Emerging Growth Portfolio	$10,001-$50,000

Independent Nominees
H. Franklin Allen, Ph.D.	None		None

Willard S. Boothby, Jr.			Over $100,000
	Tax-Exempt Cash Portfolio	Over $100,000

William L. Cobb, Jr.	None		None

Gail E. Keppler			Over $100,000
	International Portfolio	Over $100,000
	Small Cap Equity Portfolio (Adviser Shares)	Over $100,000
	U.S. Emerging Growth Portfolio	Over $100,000

Francis J. Palamara			Over $100,000
	Core Fixed Income Portfolio	Over $100,000
	Government Cash Portfolio	Over $100,000
	International Portfolio	$50,001-$100,000
	Large Cap 100 Portfolio	Over $100,000
	Large Cap Growth Portfolio	Over $100,000
	Small Cap Equity Portfolio (Adviser Shares)	$10,001-$50,000
	Strategic Equity Portfolio	$50,001-$100,000
	U.S. Emerging Growth Portfolio	$10,001-$50,000

Harry Wong	None		None

As of the Record Date, the Nominees and Officers of the Funds as a group owned less than 1% of each class of the outstanding shares of each Portfolio.

Recommendations and Required Votes

The affirmative vote of a plurality of all votes cast by a Fund’s shareholders, voted in person or by proxy at the Meeting (shares of all Portfolios of the Fund voting together), is required for the election of each Nominee to the Board of that Fund. For the Company, under Maryland law, abstentions and broker “non-votes” will have no effect (i.e., will not be considered a vote “for” or “against”) and will be disregarded in determining the “votes cast” with respect to this Proposal. For the Trust, abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of this Proposal. Cumulative voting in the election of Directors/Trustees is not permitted.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The shareholders of each Fund are being asked to act upon a proposal to ratify the appointment, by the Audit Committee and the Directors/Trustees, of PricewaterhouseCoopers LLP (“PwC”) as each Fund’s independent registered public accounting firm (“Independent Auditor”) for the fiscal year ending October 31, 2007.

PwC is registered with the Public Company Accounting Oversight Board and has experience in investment company accounting and auditing. PwC has served as Independent Auditor for the Glenmede Fund and the Glenmede Portfolios since the fiscal year ended October 31, 1998. Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions from shareholders, if any.

Audit Fees

The table below discloses the aggregate fees billed by PwC for professional services rendered for the audit of Fund’s annual financial statements for the fiscal years ended October 31, 2006 and 2005.

Fiscal Year	Glenmede Fund	Glenmede Portfolios
2006	$ 220,484	$ 2,326
2005	$ 189,413	$ 1,917

Audit-Related Fees

For the fiscal years ended October 31, 2006 and 2005, no fees were billed to the Funds for assurance and related services by PwC that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under “Audit Fees” above.

Tax Fees

The table below discloses the aggregate fees billed by PwC for the review of tax returns, other tax-related filings and excise tax calculations for the fiscal years ended October 31, 2006 and 2005.

Fiscal Year	Glenmede Fund	Glenmede Portfolios
2006	$ 62,800	$ 470
2005	$ 38,609	$ 391

All Other Fees

For the fiscal years ended October 31, 2006 and 2005, no fees were billed to the Funds by PwC for services other than the services reported under the captions “Audit Fees” and “Tax Fees” above. PwC provided no non-audit services to the Funds’ investment advisers or their affiliated companies during the fiscal years ended October 31, 2006 and 2005.

Audit Committee Pre-Approval Policies and Procedures

Each Fund’s Audit Committee has not adopted pre-approval policies and procedures. Instead, each Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement. The Audit Committee has delegated to the Chairman of each Fund’s Audit Committee the authority to pre-approve audit or non-audit services provided to each Fund by its independent registered public accounting firm provided that any such pre-approval decision is presented to such Fund’s Audit Committee at its next scheduled meeting.

Recommendations and Required Votes

The affirmative vote of the holders of a majority of the outstanding shares of a Fund (shares of all Portfolios of the Fund voting together) will be required to ratify the selection of PricewaterhouseCoopers LLP as the Independent Auditor for that Fund. A “majority of the outstanding shares” is defined in the 1940 Act as the affirmative vote of the holders of the lesser of: (i) 67% of the shares of a Fund present in person or by proxy at the Meeting and entitled to vote if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of a Fund. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approvals of this Proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FUNDS FOR THE FISCAL YEAR ENDING OCTOBER 31, 2007.

OTHER MATTERS

The Funds’ management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the meeting requiring a vote of shareholders, including any question as to an adjournment of the Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Portfolios.

ADDITIONAL INFORMATION

Shareholder Communications

Shareholders may communicate with the Directors/Trustees as a group or individually. Any such communications should be sent in writing addressed to the Board or to an individual Director/Trustee in care of the President of the Fund, at Glenmede Investment Management LP, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

Shareholder Proposals

The Glenmede Fund is organized as a Maryland corporation and the Glenmede Portfolios is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Funds are not required to, and do not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required by each Fund’s respective charter and By-Laws.

Shareholders who wish to submit proposals for consideration at a future shareholder meeting should submit written proposals to the respective Fund, for inclusion in a future proxy statement, at 200 Clarendon Street, LEG 13, Boston, Massachusetts 02116, so that the proposals are received within a reasonable period of time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee its consideration at the meeting.

Other Shareholder Information

Listed in Appendix C are the persons that, to the knowledge of the Funds, held beneficially more than 5% of the outstanding shares of any class of a Portfolio as of the Record Date. Any shareholder who beneficially holds, directly or indirectly, more than 25% of a Portfolio’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit investment companies and intermediaries (e.g., broker-dealers) to satisfy the delivery requirements for proxy statements, with respect to two or more shareholders sharing the same address, by delivering a single proxy statement addressed to those shareholders, even if their accounts are registered under different names. This process is commonly referred to as “householding.”

If you are a member of a household in which multiple shareholders of the Fund share the same address, and the Fund or, for “street name” accounts, your broker-dealer has received consent to household material, then your household may have been sent only one copy of this Proxy Statement, unless the Fund or your broker-dealer has received contrary instructions from a shareholder in your household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker-dealer or direct a written request to the respective Fund at 200 Clarendon Street, LEG 13, Boston, Massachusetts 02116. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker-dealer or the Fund directly.

Information about the Funds’ Service Providers

Glenmede Investment Management LP, with principal offices at 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as the investment advisor to the Company’s Absolute Return, Core Fixed Income, Government Cash, International, Large Cap 100, Large Cap Growth, Large Cap Value, Small Cap Equity (Advisor Shares and Institutional Shares), Strategic Equity, Tax-Exempt Cash, Total Market Long/Short, and U.S. Emerging Growth Portfolios, and to the Trust’s Muni Intermediate and New Jersey Muni Portfolios.

Philadelphia International Advisors LP with principal offices at 1650 Market Street, Suite 1400, Philadelphia, Pennsylvania 19103, serves as the investment advisor to the Company’s Philadelphia International Fund and as sub-investment advisor to the International Portfolio.

Investors Bank & Trust Company, with principal offices at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the administrator, transfer agent, dividend-paying agent and custodian for the Portfolios.

Quasar Distributors, LLC, with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the distributor of the Portfolios’ shares.

Please complete the enclosed proxy card(s) and return the card(s) in the enclosed self-addressed, postage-paid envelope, or record your voting instructions via the Internet by 12:00 P.M. EST on February 23, 2007.

January 29, 2007

Appendix A - Officer Information

The names, addresses, and ages of the officers of the Funds, the year each was first elected or appointed to office, and their principal business occupations during at least the last five years are shown below. Each officer is elected by the respective Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

Officers

Name, Address, and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary Ann B. Wirts 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 55	President and Treasurer of the Funds.	President of the Funds since December 1997. Treasurer of the Funds since December 2002.
First Vice President and Managing Director of Fixed Income of Glenmede Trust. Managing Partner and Chief Administrative Officer of Glenmede Investment Management LP (since 2006). First Vice President and Managing Director of Fixed Income of Glenmede Advisers (2000-2006). Employed by Glenmede Trust since 1982.

Kimberly C. Osborne 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 41	Executive Vice President of the Funds.	Executive Vice President of the Funds since December 1997.
Client Service Manager of Glenmede Investment Management LP (since 2006). Vice President of Glenmede Trust and Glenmede Advisers until 2007. Employed by Glenmede Trust 1993-2007 and Glenmede Advisers 2000-2007.

Michael P. Malloy One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Age: 47	Secretary of the Funds.	Secretary of the Funds since January 1995.	Partner in the law firm of Drinker Biddle & Reath LLP.

Odeh L. Stevens 200 Clarendon Street Boston, MA 02116 Age: 35	Assistant Secretary of the Funds.	Assistant Secretary of the Funds since September 2005.	Associate Counsel, Investors Bank & Trust Company since 2005. Legal Product Manager, Fidelity Investments (2000-2005).

Daniel Shea 200 Clarendon Street Boston, MA 02116 Age: 44	Assistant Treasurer of the Funds.	Assistant Treasurer of the Funds since March 2005.	Director, Investors Bank & Trust Company. Employed by Investors Bank & Trust Company since 1996.

Donna Rogers 200 Clarendon Street Boston, MA 02116 Age: 40	Chief Compliance Officer.	Chief Compliance Officer of the Funds since September 2004.	Senior Director, Investors Bank & Trust Company since 1994.

A-1

Appendix B - Nominating Committee Charter

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS
(each, a “Fund,” and together, the “Funds”)

Amended Nominating Committees Charter

Nominating Committee Membership

The Nominating Committees (the “Committees”) shall be composed entirely of independent directors or trustees of the Funds.

Mission

The Committees’ mission is to promote the effective participation of qualified individuals on the Board of Directors or Trustees and Committees of such Board.

Functions

The Committees shall:

1.
Receive, review and maintain files of individuals qualified to be recommended as nominees for election as directors or trustees, which shall include a review of the individual’s status as an “interested person” of the Funds under the Investment Company Act of 1940, as amended. Specific qualifications will be based on the needs of the Boards at the time of the nomination. The Committee may, in its discretion, establish specific minimum qualifications or skills that must be met by candidates.

2.
Consider candidates submitted by shareholders or from other sources it deems appropriate. Any nomination should be submitted to the Funds by sending the nomination to the Funds' Secretary in care of Drinker Biddle & Reath LLP, One Logan Square, Broad & Cherry Streets, Philadelphia, PA 19103. Any submission must be accompanied by a written consent of the individual to be named in the proxy statement as a nominee (if nominated) and to serve as a director or trustee (if elected) and should include all information relating to such person that is required to be disclosed in solicitation of proxies for the election of Directors or Trustees pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominees.

3.	Present recommendations to the Board of Directors or Trustees to fill vacancies or to nominate directors or trustees for election by shareholders.

4.	Present recommendations to the Board of Directors or Trustees regarding directors or trustees to be selected for membership on the various Committees of such Board.

B-1

Governance Matters

1.	Any vacancy in the membership of the Committees shall be filled by the Board of Directors or Trustees from the membership of such Board.

2.
At all meetings of the Committees a majority of the members of the Committees shall constitute a quorum for the transaction of business. The Boards may designate one or more independent directors or trustees as alternate members of the Committees who may replace any absent or disqualified member at any meeting of the Committees or for the purpose of any written action by the Committees.

3.
The Committees shall keep, or cause to be kept, adequate minutes of all actions taken at each meeting thereof and shall report to the Board of Directors or Trustees any and all actions taken by the Committees.

4.	The Committees shall meet as may be provided from time to time by resolution duly adopted by the Board of Directors or Trustees or upon call of the Chairman of the Committees.

5.	At each meeting of the Board of Directors or Trustees, the minutes of the meetings of the Committees held since the last Board of Directors’ or Trustees’ meeting shall be reviewed.

6.	Said Committees and each member thereof shall serve at the pleasure of the Board of Directors or Trustees.

Other Powers and Responsibilities

1.
The Committees shall have the resources and authority appropriate to discharge their responsibilities, including authority to retain special counsel and other experts or consultants, including a professional search firm to identify potential nominees, at the expense of the appropriate Fund(s).

2.	The Committees may periodically review this Charter and recommend any changes to the full Board of Directors or Trustees.

Adopted: March 7, 2000

As Amended: June 7, 2006

B-2

Appendix C - Information on Beneficial Owners of the Funds

Set forth below, for each Portfolio of the Glenmede Fund and Glenmede Portfolios, are the name, address and percentage ownership of each person that beneficially held, directly or indirectly, more than 5% or more of the outstanding shares of the indicated Portfolio as of January 12, 2007.

Portfolio	Name and Address of Owner	Number of Shares	Percentage of Outstanding Shares

Absolute Return Portfolio	The Glenmede Corporation c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	200,000.000	6.89%

	The Glenmede Corporation Retirement Plan c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	166,273.386	5.73%

Core Fixed Income Portfolio	The Pew Memorial Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	4,838,587.748	26.15%

	Whelen Enginering PSP c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	1,309,384.139	7.08%

Government Cash Portfolio	The Pew Memorial Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	280,413,582.000	26.93%

	J. Howard Pew Freedom Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	59,078,739,000	5.94%

International Portfolio	The Pew Memorial Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	13,917,081.728	29.82%

	J. Howard Pew Freedom Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	2,926,419.652	6.27%

Large Cap Growth Portfolio	The Glenmede Corporation Retirement Plan c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	318,296.571	10.78%

Large Cap Value Portfolio	Charles Schwab & Co., Inc. The Schwab Building 101 Montgomery Street San Francisco, CA 94104	539,255.751	12.24%

	Transplant Foundation c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	425,333.027	9.65%

	The Glenmede Corporation Retirement Plan c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	359,054.294	8.15%

	MC SPCA Unrestricted Equity c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	320,568.353	7.27%

Muni Intermediate Portfolio	The Glenmede Corporation c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	151,169.501	6.79%

New Jersey Muni Portfolio	The Glenmede Corporation c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	109,451.603	6.54%

	Geraldine D. Ring c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	104,021.112	6.22%

Philadelphia International Fund	Astra Zeneca -74304 1800 Concord Pike Wilmington, DE 19850	4,341,687.28	17.20%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	2,314,721.62	9.10%

	Atwell & Co. 050 c/o US Trust PO Box 457, Wall Street Station New York, NY 10005	2,216,046.76	8.80%

	Smith Barney, Inc. 388 Greenwich Street New York, NY 10013	1,874,010.52	7.40%

	Charles Schwab & Co., Inc. The Schwab Building 101 Montgomery Street San Francisco, CA 94104	1,875,738.77	7.40%

	Citistreet Core Markets One Heritage Drive North Quincy, MA 02171	1,441,721.20	5.70%

Small Cap Equity Portfolio - Adviser Shares	The Pew Memorial Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	2,999,609.515	22.09%

	J. Howard Pew Freedom Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	1,339,579.708	9.87%

	Mabel Pew Myrin Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	835,885.634	6.16%

Small Cap Equity Portfolio - Institutional Shares	The Glenmede Corporation c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	1,809.549	100%

Strategic Equity Portfolio	The Glenmede Corporation Retirement Plan c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	391,641.924	8.36%

Total Market Long/Short Portfolio	The Glenmede Corporation c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	200,000.000	26.27%

	Ruth E. Pilgrim Rev. GST Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	50,301.811	6.61%

William H or Gail S. Daiger IA c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	50,000.000	6.57%

Gary L. Pilgrim IA Irrevocable Trust c/o Glenmede Trust Co. One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103-7311	40,241,449	5.28%

FORM OF PROXY CARD

GLENMEDE P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to www.proxyweb.com 3) Follow the on-line instructions.	To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card on the reverse side. 3) Sign and date proxy card. 4) Return the proxy card in the envelope provided.

ß

FUND/PORTFOLIO NAME PRINTS HERE FUND NAME PRINTS HERE

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 2007

This proxy is solicited on behalf of the Board of Trustees of The Glenmede Portfolios (the “Fund”) and relates to the Proposals with respect to the Fund, for use at a special meeting of shareholders to be held on February 26, 2007 at 10:30 a.m. (Eastern time) at the offices of Glenmede Investment Management LP, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, and at any adjournments or postponements thereof (the “Meeting”).

The undersigned hereby appoints Mary Ann B. Wirts and Kimberly C. Osborne, and each of them, attorneys and proxies for the undersigned, with full power of substitution to represent the undersigned and to vote on behalf of the undersigned at the above-referenced Meeting, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the Proposals set forth on the reverse. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

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Dated __________________, 2007

Signature(s), (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign your legal name below. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

ê	ê GLENMEDE - SM

This Proxy Card, if properly executed, will be voted in the manner directed by the shareholder and, in the absence of specification, will be treated as GRANTING authority to vote FOR each Proposal below. Please refer to the Proxy Statement for a discussion of the Proposals.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS	☒	ê

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Proposals:
1.	Election of Board Members. Nominees:			FOR ALL NOMINEES	WITHHOLD ALL NOMINEES	FOR ALL NOMINEES EXCEPT*

	(01) H. Franklin Allen, Ph.D.	(04) William L. Cobb, Jr.	(07) G. Thompson Pew, Jr.
	(02) Willard S. Boothby, Jr.	(05) Gail E. Keppler	(08) Harry Wong
	(03) Susan W. Catherwood	(06) Francis J. Palamara		☐	☐	☐

*	INSTRUCTIONS: To withhold authority to vote for one or more of the Nominees, write the corresponding number(s) of the Nominee(s) on the line below.
		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2007.	☐	☐	☐

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.	☐	☐	☐
		YES	NO
	I PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 2007.	☐	☐

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

ê	GLENMEDE - SM	ê